SECURITIES AND EXCHANGE COMMISSION


                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT


                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934



                                   April 22, 1997
                (Date of Report, date of earliest event reported)



                            TITANIUM METALS CORPORATION
             (Exact name of Registrant as specified in its charter)



      Delaware                 0-28538            13-5630895
      (State or other         (Commission       (IRS Employer
       jurisdiction of         File Number)            Identification
       incorporation)                                  Number)



      1999 Broadway, Suite 4300, Denver, CO              80202
      (Address of principal executive offices)        (Zip Code)



                        (303) 296-5600
              (Registrant's telephone number, including area code)



                        Not Applicable
             (Former name or address, if changed since last report)
Item 5:     Other Events

            On April 21, 1997, the Registrant issued the press release attached hereto as Exhibit 99.1, which is incorporated herein by reference. The press release relates to the Registrant's first quarter earnings for 1997.



Item 7:     Financial Statements, Pro Forma Financial Information and Exhibits

      (c)   Exhibits

            Item No.                           Exhibit List

             99.1       Press release dated April 21, 1997 issued by Registrant.




                                   SIGNATURES
      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    TITANIUM METALS CORPORATION
                                    (Registrant)




                                    By: /s/ John R. Burt
                                        John R. Burt
                                        Corporate Attorney
                                          and Assistant Secretary



Date: April 22, 1997